HSBC

FFML 2006-FF7

Group I

Selection Criteria: Group I

1. Summary Statistics (as of the Sample Pool Calculation Date)

2. Product Type

3. Range of Gross Mortgage Rates (%)

4. Range of Cut-off Date Principal Balances ($)

5. Range of Original Principal Balances ($)

6. Range of Stated Remaining Terms (months)

7. Stated Original Term (months)

8. Range of Original LTV Ratios (%)

9. Range of Original Combined LTV Ratios (%)

10. Range of Gross Margins (%)

11. Range of Minimum Mortgage Rates (%)

12. Range of Maximum Mortgage Rates (%)

13. Initial Periodic Cap (%)

14. Subsequent Periodic Cap (%)

15. Next Rate Adjustment Dates

16. Geograghic Distribution of Mortgaged Properties

17. Occupancy

18. Property Type

19. Loan Purpose

20. Documentation Type

21. Range of Debt Ratio

22. Range of Credit Scores

23. Prepayment Penalty Term (months)

24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $409,493,253.71
Number of Mortgage Loans: 2,389
Average Principal Balance: $171,407.81
Aggregate Principal Balance (Fixed Rate): $89,560,411.48
Aggregate Principal Balance (Adjustable Rate): $319,932,842.23
% Fixed Rate Mortgages: 21.87%
% Adjustable Rate Mortgages: 78.13%
Weighted Average Current Mortgage Rate: 7.687%
Non-zero Weighted Average Credit Score: 651
Weighted Average Original LTV: 80.17%
Weighted Average Original Combined LTV: 86.11%
Non-zero Weighted Average Debt Ratio: 42.55
Weighted Average Stated Remaining Term: 355
Weighted Average Stated Original Term: 357
Weighted Average Months to Roll: 24
Weighted Average Margin: 5.622%
Weighted Average Initial Rate Cap: 2.993%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 13.780%
Weighted Average Minimum Rate: 7.780%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 30.53%
% California Loans: 19.00%

2. Product Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Product Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
15 Year Fixed	48	5,726,610	1.4	119,304	6.899	67.98	68.33	680	39.84
20 Year Fixed	3	337,715	0.08	112,572	7.227	79.58	79.58	609	37.21
30 Year Fixed	497	70,883,376	17.31	142,622	7.348	75.43	76.05	656	40.74
30/40 Year Fixed (Balloon)	70	12,612,710	3.08	180,182	7.637	79.04	83.71	641	43.37
ARM 30 Year	1	175,673	0.04	175,673	6.375	80	80	592	49
ARM 5 Year Interest Only	2	458,400	0.11	229,200	6.366	80	84.64	716	34.61
1/29 ARM	4	955,054	0.23	238,763	7.671	81.78	81.78	644	44.97
2/28 ARM	631	93,599,933	22.86	148,336	7.894	81.06	82.24	628	40.98
2/28 ARM 5 Year Interest Only	323	75,101,670	18.34	232,513	7.843	81.83	95.13	686	44.01
3/27 ARM	173	27,233,877	6.65	157,421	7.843	84.04	84.71	633	40.77
3/27 ARM 5 Year Interest Only	94	18,975,551	4.63	201,868	7.768	81.4	92.12	687	42.15
5/25 ARM	11	2,093,487	0.51	190,317	7.253	82.22	83.8	684	42.84
5/25 ARM 10 Year Interest Only	11	2,500,007	0.61	227,273	7.285	79.42	87.71	691	43.44
30/40 Year ARM 2/28 (Balloon)	507	96,680,533	23.61	190,691	7.641	81.03	90.84	638	44.89
30/40 Year ARM 5/25 (Balloon)	14	2,158,657	0.53	154,190	7.532	77.57	88.52	650	43.14
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

3. Range of Gross Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
4.500 - 4.999	2	359,009	0.09	179,504	4.999	58.63	58.63	754	34.15
5.000 - 5.499	10	1,830,741	0.45	183,074	5.299	56	56	736	32.14
5.500 - 5.999	44	8,313,023	2.03	188,932	5.786	68.52	69.33	711	40.95
6.000 - 6.499	67	14,363,732	3.51	214,384	6.26	73.27	78.43	701	43.15
6.500 - 6.999	251	49,551,437	12.1	197,416	6.773	74.26	80.5	674	42.77
7.000 - 7.499	321	57,503,412	14.04	179,138	7.226	78.38	85.64	661	42.95
7.500 - 7.999	764	135,115,132	33	176,852	7.753	80.27	87.12	646	42.61
8.000 - 8.499	519	78,612,085	19.2	151,468	8.204	82.57	87.48	630	41.93
8.500 - 8.999	376	55,887,456	13.65	148,637	8.578	86.11	91.21	633	42.95
9.000 - 9.499	21	4,870,848	1.19	231,945	9.203	92.99	98.06	673	43.63
9.500 - 9.999	11	2,152,516	0.53	195,683	9.652	93.97	96.49	683	44.83
10.000 - 10.499	1	350,863	0.09	350,863	10	100	100	654	49
10.500 - 10.999	2	583,000	0.14	291,500	10.554	94.29	94.29	660	43
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Weighted Average Gross Mortgage Rate (%): 7.687
Minimum Gross Mortgage Rate (%): 4.999
Maximum Gross Mortgage Rate (%): 10.625
Standard Deviation Gross Mortgage Rate (%): 0.720

4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Cut-off Date Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	59	2,502,286	0.61	42,412	8.112	72.49	74.8	633	36.8
50,000.01 - 100,000.00	511	40,196,114	9.82	78,662	7.885	79.73	82.97	637	40.42
100,000.01 - 150,000.00	587	73,191,443	17.87	124,687	7.75	80.1	85.22	639	41.3
150,000.01 - 200,000.00	500	87,682,579	21.41	175,365	7.641	79.45	84.57	644	42.8
200,000.01 - 250,000.00	298	66,265,743	16.18	222,368	7.648	79.6	85.96	654	42.38
250,000.01 - 300,000.00	197	53,955,924	13.18	273,888	7.698	80.99	87.8	657	44.03
300,000.01 - 350,000.00	105	34,073,113	8.32	324,506	7.721	82.63	89.39	665	42.93
350,000.01 - 400,000.00	98	36,743,475	8.97	374,933	7.457	80.51	88.3	666	44.17
400,000.01 - 450,000.00	24	9,946,565	2.43	414,440	7.754	80.41	92.42	687	44.59
450,000.01 - 500,000.00	7	3,380,835	0.83	482,976	7.614	82.05	90.55	683	45.64
500,000.01 - 550,000.00	3	1,555,177	0.38	518,392	7.187	74.6	87.53	673	41.64
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Average Cut-off Date Principal Balance ($): 171,407.81
Minimum Cut-off Date Principal Balance ($): 11,134.96
Maximum Cut-off Date Principal Balance ($): 549,506.97
Standard Deviation Cut-off Date Principal Balance ($): 89,142.14

5. Range of Original Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	58	2,452,305	0.6	42,281	8.117	72.54	74.9	633	37.08
50,000.01 - 100,000.00	512	40,246,095	9.83	78,606	7.885	79.71	82.96	637	40.4
100,000.01 - 150,000.00	586	73,041,574	17.84	124,644	7.75	80.07	85.2	639	41.31
150,000.01 - 200,000.00	501	87,832,448	21.45	175,314	7.642	79.48	84.59	644	42.8
200,000.01 - 250,000.00	298	66,265,743	16.18	222,368	7.648	79.6	85.96	654	42.38
250,000.01 - 300,000.00	197	53,955,924	13.18	273,888	7.698	80.99	87.8	657	44.03
300,000.01 - 350,000.00	105	34,073,113	8.32	324,506	7.721	82.63	89.39	665	42.93
350,000.01 - 400,000.00	98	36,743,475	8.97	374,933	7.457	80.51	88.3	666	44.17
400,000.01 - 450,000.00	24	9,946,565	2.43	414,440	7.754	80.41	92.42	687	44.59
450,000.01 - 500,000.00	7	3,380,835	0.83	482,976	7.614	82.05	90.55	683	45.64
500,000.01 - 550,000.00	3	1,555,177	0.38	518,392	7.187	74.6	87.53	673	41.64
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Average Orig Balance ($): 171,597.06
Minimum Orig Balance ($): 11,200.00
Maximum Orig Balance ($): 550,000.00
Standard Deviation Orig Balance ($): 89,193.42

6. Range of Stated Remaining Terms (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Stated Remaining Terms (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
171 - 180	48	5,726,610	1.4	119,304	6.899	67.98	68.33	680	39.84
231 - 240	3	337,715	0.08	112,572	7.227	79.58	79.58	609	37.21
351 - 360	2,338	403,428,928	98.52	172,553	7.699	80.34	86.37	650	42.6
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Weighted Average Remaining Term: 355
Minimum Remaining Term: 177
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 26

7. Stated Original Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Stated Original Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
180	48	5,726,610	1.4	119,304	6.899	67.98	68.33	680	39.84
240	3	337,715	0.08	112,572	7.227	79.58	79.58	609	37.21
360	2,338	403,428,928	98.52	172,553	7.699	80.34	86.37	650	42.6
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Weighted Average Original Term: 357
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 26

8. Range of Original LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	10	828,742	0.2	82,874	7.146	23.67	23.67	668	37.07
30.01 - 35.00	10	1,424,453	0.35	142,445	7.416	32.71	32.71	690	38.57
35.01 - 40.00	17	1,972,391	0.48	116,023	7.313	37.16	37.16	631	30.21
40.01 - 45.00	17	2,164,152	0.53	127,303	6.954	42.4	42.4	667	34.29
45.01 - 50.00	37	5,943,869	1.45	160,645	7.337	47.76	47.76	623	39.67
50.01 - 55.00	44	6,496,710	1.59	147,652	6.87	52.93	52.93	654	38.63
55.01 - 60.00	60	9,717,640	2.37	161,961	7.468	57.66	57.66	633	40.22
60.01 - 65.00	76	12,157,650	2.97	159,969	7.174	63.32	63.32	636	38.82
65.01 - 70.00	99	16,900,490	4.13	170,712	7.242	68.22	68.59	625	42.04
70.01 - 75.00	129	21,621,077	5.28	167,605	7.48	73.42	73.79	627	41.44
75.01 - 80.00	1,159	209,961,195	51.27	181,157	7.595	79.71	91.23	655	43.5
80.01 - 85.00	141	23,855,403	5.83	169,187	7.884	84.33	84.33	623	42.64
85.01 - 90.00	195	32,155,772	7.85	164,901	8.037	89.55	89.55	641	43.2
90.01 - 95.00	167	28,408,805	6.94	170,113	8.016	94.54	94.54	662	41.61
95.01 - 100.00	228	35,884,904	8.76	157,390	8.387	99.92	99.92	682	42.58
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Weighted Average Original LTV (%): 80.17
Minimum Original LTV (%): 14.29
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 12.97

9. Range of Original Combined LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Combined LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	10	828,742	0.2	82,874	7.146	23.67	23.67	668	37.07
30.01 - 35.00	10	1,424,453	0.35	142,445	7.416	32.71	32.71	690	38.57
35.01 - 40.00	17	1,972,391	0.48	116,023	7.313	37.16	37.16	631	30.21
40.01 - 45.00	17	2,164,152	0.53	127,303	6.954	42.4	42.4	667	34.29
45.01 - 50.00	37	5,943,869	1.45	160,645	7.337	47.76	47.76	623	39.67
50.01 - 55.00	44	6,496,710	1.59	147,652	6.87	52.93	52.93	654	38.63
55.01 - 60.00	60	9,717,640	2.37	161,961	7.468	57.66	57.66	633	40.22
60.01 - 65.00	76	12,157,650	2.97	159,969	7.174	63.32	63.32	636	38.82
65.01 - 70.00	98	16,652,155	4.07	169,920	7.238	68.2	68.2	625	41.89
70.01 - 75.00	127	21,070,972	5.15	165,913	7.462	73.42	73.42	628	41.36
75.01 - 80.00	526	85,756,440	20.94	163,035	7.491	79.32	79.32	632	41.2
80.01 - 85.00	142	24,212,582	5.91	170,511	7.882	84.26	84.29	623	42.78
85.01 - 90.00	212	36,479,199	8.91	172,072	7.982	88.31	89.55	644	43.48
90.01 - 95.00	188	32,168,480	7.86	171,109	7.98	92.72	94.5	660	42.2
95.01 - 100.00	825	152,447,817	37.23	184,785	7.839	84.68	99.96	674	44.44
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Weighted Average Original Combined LTV (%): 86.11
Minimum Original Combined LTV (%): 14.29
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 15.64

10. Range of Gross Margins (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Margins (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
3.000 - 3.249	1	77,300	0.02	77,300	6.5	51.19	51.19	744	34
4.500 - 4.749	2	527,673	0.16	263,837	6.292	80	80	684	40.33
5.000 - 5.249	405	87,814,719	27.45	216,826	7.317	76.48	87.54	658	43.8
5.250 - 5.499	230	43,341,085	13.55	188,440	7.668	77.52	89.38	647	43.46
5.500 - 5.749	354	62,896,963	19.66	177,675	7.734	79.68	86.65	637	42.82
5.750 - 5.999	209	33,739,000	10.55	161,431	7.917	79.89	85.35	633	42.19
6.000 - 6.249	239	39,800,840	12.44	166,531	8.088	88.41	91.47	652	43.15
6.250 - 6.499	158	25,194,518	7.87	159,459	8.333	89.98	92.47	653	42.01
6.500 - 6.749	94	14,930,182	4.67	158,832	8.349	90.11	92.22	661	40.88
6.750 - 6.999	46	6,508,342	2.03	141,486	8.385	94.78	95.18	675	41.18
7.000 - 7.249	24	3,758,983	1.17	156,624	8.745	95.53	96.38	689	44.62
7.250 - 7.499	7	965,138	0.3	137,877	9.026	96.55	96.55	696	43.35
7.500 - 7.749	2	378,098	0.12	189,049	9.947	98.31	98.31	667	39.07
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Margin (%): 5.622
Minimum Margin (%): 3.000
Maximum Margin (%): 7.625
Standard Deviation Margin (%): 0.537

11. Range of Minimum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
4.500 - 4.999	1	174,900	0.05	174,900	4.999	46.67	46.67	738	28
5.000 - 5.499	1	281,117	0.09	281,117	5.375	70	70	692	50
5.500 - 5.999	6	1,520,869	0.48	253,478	5.871	75.61	77.82	673	48.41
6.000 - 6.499	31	6,655,393	2.08	214,690	6.279	75.72	85.91	692	45.19
6.500 - 6.999	159	33,245,086	10.39	209,089	6.773	75.8	84.71	676	43.29
7.000 - 7.499	245	46,369,714	14.49	189,264	7.214	79.1	87.98	663	43.63
7.500 - 7.999	606	113,692,048	35.54	187,611	7.751	80.53	88.41	648	42.86
8.000 - 8.499	406	65,619,635	20.51	161,625	8.2	83.3	88.99	632	41.92
8.500 - 8.999	281	44,416,853	13.88	158,067	8.584	87.05	92.67	634	43.19
9.000 - 9.499	21	4,870,848	1.52	231,945	9.203	92.99	98.06	673	43.63
9.500 - 9.999	11	2,152,516	0.67	195,683	9.652	93.97	96.49	683	44.83
10.000 - 10.499	1	350,863	0.11	350,863	10	100	100	654	49
10.500 - 10.999	2	583,000	0.18	291,500	10.554	94.29	94.29	660	43
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Minimum Rate (%): 7.780
Minimum Minimum Rate (%): 4.999
Maximum Minimum Rate (%): 10.625
Standard Deviation Minimum Rate (%): 0.642

12. Range of Maximum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
10.500 - 10.999	1	174,900	0.05	174,900	4.999	46.67	46.67	738	28
11.000 - 11.499	1	281,117	0.09	281,117	5.375	70	70	692	50
11.500 - 11.999	6	1,520,869	0.48	253,478	5.871	75.61	77.82	673	48.41
12.000 - 12.499	31	6,655,393	2.08	214,690	6.279	75.72	85.91	692	45.19
12.500 - 12.999	159	33,245,086	10.39	209,089	6.773	75.8	84.71	676	43.29
13.000 - 13.499	245	46,369,714	14.49	189,264	7.214	79.1	87.98	663	43.63
13.500 - 13.999	606	113,692,048	35.54	187,611	7.751	80.53	88.41	648	42.86
14.000 - 14.499	406	65,619,635	20.51	161,625	8.2	83.3	88.99	632	41.92
14.500 - 14.999	281	44,416,853	13.88	158,067	8.584	87.05	92.67	634	43.19
15.000 - 15.499	21	4,870,848	1.52	231,945	9.203	92.99	98.06	673	43.63
15.500 - 15.999	11	2,152,516	0.67	195,683	9.652	93.97	96.49	683	44.83
16.000 - 16.499	1	350,863	0.11	350,863	10	100	100	654	49
16.500 - 16.999	2	583,000	0.18	291,500	10.554	94.29	94.29	660	43
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Maximum Rate (%): 13.780
Minimum Maximum Rate (%): 10.999
Maximum Maximum Rate (%): 16.625
Standard Deviation Maximum Rate (%): 0.642

13. Initial Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Initial Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	3	634,073	0.2	211,358	6.369	80	83.36	682	38.59
2	4	955,054	0.3	238,763	7.671	81.78	81.78	644	44.97
3	1,764	318,343,716	99.5	180,467	7.782	81.48	88.79	649	42.98
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Initial Cap (%): 2.993
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.095

14. Subsequent Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Subsequent Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Next Rate Adjustment Dates	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Sep-06	3	634,073	0.2	211,358	6.369	80	83.36	682	38.59
Mar-07	4	955,054	0.3	238,763	7.671	81.78	81.78	644	44.97
Feb-08	95	17,324,855	5.42	182,367	7.728	80.36	88.38	653	42.09
Mar-08	1,364	247,870,319	77.48	181,723	7.791	81.33	89.07	647	43.35
Apr-08	2	186,963	0.06	93,481	8.545	80.98	80.98	625	34.36
Feb-09	19	2,769,356	0.87	145,756	7.847	83.78	89.29	655	39.17
Mar-09	247	43,248,172	13.52	175,094	7.814	82.91	87.6	655	41.55
Apr-09	1	191,900	0.06	191,900	6.75	79.99	99.98	731	25
Feb-11	3	335,607	0.1	111,869	7.973	90.94	90.94	670	44.42
Mar-11	33	6,416,544	2.01	194,441	7.322	79.11	86.54	676	43.09
Total:	1,771	319,932,842	100	180,651	7.779	81.48	88.76	650	42.98
Weighted Average Next Rate Adjustment Date: May 2008
Minimum Next Rate Adjustment Date: September 2006
Maximum Next Rate Adjustment Date: March 2011

16. Geograghic Distribution of Mortgaged Properties

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Geograghic Distribution of Mortgaged Properties	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
California	287	77,809,349	19	271,113	7.37	75.24	84.77	673	43.68
Florida	240	43,330,326	10.58	180,543	7.718	77.17	83.55	651	43.19
Illinois	182	32,544,874	7.95	178,818	7.914	82.89	86.57	639	42.63
New York	94	22,147,449	5.41	235,611	7.659	79.99	85.95	653	41.13
Texas	167	19,391,684	4.74	116,118	7.733	80.91	84.48	636	42.04
Michigan	120	15,415,199	3.76	128,460	7.914	86.38	90.47	642	43.32
New Jersey	63	14,526,459	3.55	230,579	7.758	81.17	83.84	648	44.19
Ohio	117	13,630,673	3.33	116,501	8.034	87.6	90.32	640	41.33
Nevada	65	13,480,818	3.29	207,397	7.549	78.03	86.79	657	42.5
Minnesota	68	12,773,857	3.12	187,851	7.649	84.92	90.52	651	42.73
Arizona	68	12,472,570	3.05	183,420	7.535	76.57	79.34	637	41.99
Georgia	78	11,690,322	2.85	149,876	7.867	83.7	89.37	650	41.51
Maryland	50	10,615,310	2.59	212,306	7.505	79.12	84.63	648	41.97
Washington	54	9,664,357	2.36	178,970	7.48	78.12	85.35	648	42.65
North Carolina	69	9,218,125	2.25	133,596	7.827	83.95	88.96	660	43.49
Other	667	90,781,881	22.17	136,105	7.811	82.04	87.44	644	41.66
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

17. Occupancy

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Occupancy	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Primary	2,271	393,763,027	96.16	173,388	7.681	80.2	86.37	649	42.59
Investment	100	12,017,990	2.93	120,180	7.816	78.4	78.72	686	40.88
Second Home	18	3,712,236	0.91	206,235	7.936	81.98	81.98	678	43.74
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

18. Property Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Property Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Single Family	1,802	293,788,000	71.74	163,034	7.664	80.08	85.29	648	42.22
Planned Unit Development	307	58,098,317	14.19	189,245	7.762	81.06	88.15	656	43.14
Condominium	164	29,698,061	7.25	181,086	7.78	80.57	91.84	665	44.44
Two-to-Four Family	115	27,799,931	6.79	241,739	7.669	78.74	84.44	658	42.85
Modular Homes	1	108,944	0.03	108,944	8.375	78.02	78.02	562	31
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

19. Loan Purpose

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Loan Purpose	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Refinance - Cashout	1,265	212,096,137	51.79	167,665	7.611	77.76	78.53	636	41.66
Purchase	940	169,663,801	41.43	180,493	7.832	83.45	96.71	670	43.95
Refinance - Rate Term	184	27,733,316	6.77	150,725	7.386	78.5	79.15	648	40.85
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

20. Documentation Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Documentation Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Full Documentation	1,482	226,112,969	55.22	152,573	7.539	78.83	82.81	635	42.45
Stated Documentation	504	111,125,109	27.14	220,486	7.925	81.43	95.18	683	43.54
Limited Documentation	14	2,520,568	0.62	180,041	7.936	78.15	78.15	620	41.97
Alternative Documentation	389	69,734,608	17.03	179,266	7.78	82.56	82.63	650	41.35
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

21. Range of Debt Ratio

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Debt Ratio	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 30.00	277	38,185,546	9.33	137,854	7.581	76.23	77.95	643	26.19
30.01 - 35.00	299	47,238,609	11.54	157,989	7.672	78.53	81.34	648	33.32
35.01 - 40.00	334	55,875,404	13.65	167,292	7.639	79.99	84.39	652	38.15
40.01 - 45.00	497	86,246,298	21.06	173,534	7.741	80.8	88	658	43.12
45.01 - 50.00	692	133,109,059	32.51	192,354	7.738	81.24	89.77	655	48.12
50.01 - 55.00	290	48,838,336	11.93	168,408	7.605	80.97	85.75	634	53.15
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Non-zero Weighted Average DTI: 42.55
Minimum DTI: 20.00
Maximum DTI: 55.00
Standard Deviation DTI: 8.36

22. Range of Credit Scores

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Credit Scores	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
540 - 559	84	12,142,672	2.97	144,556	8.124	69.63	69.63	549	41.98
560 - 579	194	30,433,591	7.43	156,874	7.944	74.7	74.94	570	41.82
580 - 599	220	32,702,530	7.99	148,648	7.959	76.61	81.18	589	42.07
600 - 619	291	42,249,866	10.32	145,189	7.882	78.73	83.33	609	42.5
620 - 639	259	40,990,636	10.01	158,265	7.752	80.04	83.85	629	42.89
640 - 659	413	74,767,247	18.26	181,034	7.837	82.62	89.11	649	42.57
660 - 679	338	60,275,988	14.72	178,331	7.649	84.01	91.32	668	42.89
680 - 699	219	41,952,519	10.24	191,564	7.5	82.07	90.57	688	43.47
700 - 719	159	31,524,322	7.7	198,266	7.24	80.77	89.31	708	43.04
720 - 739	79	16,624,211	4.06	210,433	7.294	77.28	87.37	729	42.63
740 - 759	68	13,795,962	3.37	202,882	7.218	81.74	90.9	747	42.14
760 - 779	44	8,242,830	2.01	187,337	7.237	82.47	91.51	768	41.15
780 - 799	16	3,034,606	0.74	189,663	7.015	75.08	76.94	791	36.63
800 - 819	3	487,209	0.12	162,403	6.395	64.88	64.88	804	29.38
>= 820	2	269,063	0.07	134,532	5.979	51.91	51.91	821	41.88
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Non-zero Weighted Average FICO: 651
Minimum FICO: 540
Maximum FICO: 821
Standard Deviation FICO: 53

23. Prepayment Penalty Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Prepayment Penalty Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
None	616	107,147,068	26.17	173,940	7.801	81.3	85.77	653	42.04
12	85	17,393,468	4.25	204,629	7.886	75.58	81.63	656	41.3
24	983	177,581,139	43.37	180,652	7.734	80.57	88.91	647	43.3
36	705	107,371,579	26.22	152,300	7.464	79.1	82.53	654	42.03
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

24. Lien Position

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Lien Position	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1st Lien	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55
Total:	2,389	409,493,254	100	171,408	7.687	80.17	86.11	651	42.55

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

HSBC

FFML 2006-FF7

Group II

Selection Criteria: Group II

1. Summary Statistics (as of the Sample Pool Calculation Date)

2. Product Type

3. Range of Gross Mortgage Rates (%)

4. Range of Cut-off Date Principal Balances ($)

5. Range of Original Principal Balances ($)

6. Range of Stated Remaining Terms (months)

7. Stated Original Term (months)

8. Range of Original LTV Ratios (%)

9. Range of Original Combined LTV Ratios (%)

10. Range of Gross Margins (%)

11. Range of Minimum Mortgage Rates (%)

12. Range of Maximum Mortgage Rates (%)

13. Initial Periodic Cap (%)

14. Subsequent Periodic Cap (%)

15. Next Rate Adjustment Dates

16. Geograghic Distribution of Mortgaged Properties

17. Occupancy

18. Property Type

19. Loan Purpose

20. Documentation Type

21. Range of Debt Ratio

22. Range of Credit Scores

23. Prepayment Penalty Term (months)

24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $750,680,098.67
Number of Mortgage Loans: 3,638
Average Principal Balance: $206,344.17
Aggregate Principal Balance (Fixed Rate): $124,821,234.96
Aggregate Principal Balance (Adjustable Rate): $625,858,863.71
% Fixed Rate Mortgages: 16.63%
% Adjustable Rate Mortgages: 83.37%
Weighted Average Current Mortgage Rate: 8.123%
Non-zero Weighted Average Credit Score: 646
Weighted Average Original LTV: 83.75%
Weighted Average Original Combined LTV: 92.65%
Non-zero Weighted Average Debt Ratio: 42.97
Weighted Average Stated Remaining Term: 357
Weighted Average Stated Original Term: 359
Weighted Average Months to Roll: 24
Weighted Average Margin: 5.700%
Weighted Average Initial Rate Cap: 2.985%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 14.033%
Weighted Average Minimum Rate: 8.033%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 46.33%
% California Loans: 30.15%

2. Product Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Product Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
15 Year Fixed	31	2,351,986	0.31	75,871	7.952	74.31	74.64	631	27.96
30 Year Fixed	585	75,239,387	10.02	128,614	8.684	86.58	88.87	636	38.59
30 Year Fixed 5 Year Interest Only	135	29,632,333	3.95	219,499	8.314	81.62	84.36	624	45.08
15 Year Fixed 5 Year Interest Only	13	3,031,440	0.4	233,188	8.374	81.31	81.31	586	42.95
15/30 Year Fixed (Balloon)	3	290,260	0.04	96,753	8.889	89.7	89.7	617	23.9
30/40 Year Fixed (Balloon)	68	14,275,828	1.9	209,939	8.656	84.97	88.47	627	41.79
ARM 5 Year Interest Only	6	3,493,500	0.47	582,250	7.147	80.85	95.37	690	42.83
1/29 ARM	9	2,418,953	0.32	268,773	8.329	95.56	95.56	677	39.43
2/28 ARM	921	127,089,054	16.93	137,990	8.809	88.24	92.56	625	40.11
2/28 ARM 5 Year Interest Only	884	271,768,547	36.2	307,430	7.666	81	94.4	661	45.22
3/27 ARM	248	38,787,453	5.17	156,401	8.799	89.2	93.35	633	41.44
3/27 ARM 5 Year Interest Only	231	60,084,100	8	260,104	7.53	80.57	93.35	659	44.75
5/25 ARM	10	2,104,356	0.28	210,436	8.104	80.63	83.21	650	39.35
5/25 ARM 10 Year Interest Only	22	7,049,572	0.94	320,435	6.993	76.27	87.08	696	45.24
30/40 Year ARM 2/28 (Balloon)	462	110,019,964	14.66	238,138	8.125	84.21	94.16	640	43.2
30/40 Year ARM 5/25 (Balloon)	10	3,043,364	0.41	304,336	8.334	87	95.53	652	44.1
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

3. Range of Gross Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
5.000 - 5.499	3	358,871	0.05	119,624	5.27	68.93	68.93	751	17.97
5.500 - 5.999	29	12,715,190	1.69	438,455	5.871	74.63	86.66	716	39.47
6.000 - 6.499	61	23,070,367	3.07	378,203	6.265	76.24	89.91	700	44.58
6.500 - 6.999	253	92,930,870	12.38	367,316	6.787	78.45	92.26	679	44.45
7.000 - 7.499	307	100,277,666	13.36	326,637	7.235	79	93.85	664	43.99
7.500 - 7.999	506	136,573,470	18.19	269,908	7.739	79.85	91.5	649	44
8.000 - 8.499	285	67,053,784	8.93	235,276	8.227	83.26	92.04	649	43.23
8.500 - 8.999	946	155,992,259	20.78	164,897	8.746	86.62	92.36	627	41.62
9.000 - 9.499	555	74,960,566	9.99	135,064	9.195	90.02	93.57	617	41.93
9.500 - 9.999	461	62,443,899	8.32	135,453	9.674	93.24	94.62	615	42.58
10.000 - 10.499	124	13,848,850	1.84	111,684	10.178	95.09	95.67	615	39.68
10.500 - 10.999	76	8,293,694	1.1	109,128	10.657	99.49	99.49	612	40.86
11.000 - 11.499	16	1,085,591	0.14	67,849	11.133	98.85	100	586	41.15
11.500 - 11.999	15	1,011,022	0.13	67,401	11.592	99.99	99.99	587	36.34
12.000 - 12.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Weighted Average Gross Mortgage Rate (%): 8.123
Minimum Gross Mortgage Rate (%): 5.125
Maximum Gross Mortgage Rate (%): 12.125
Standard Deviation Gross Mortgage Rate (%): 1.063

4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Cut-off Date Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	228	9,483,357	1.26	41,594	9.477	90.03	92.13	619	35.5
50,000.01 - 100,000.00	947	71,260,961	9.49	75,249	9.035	88.56	94.07	618	40.22
100,000.01 - 150,000.00	720	90,492,611	12.05	125,684	8.569	85.68	92.82	621	41.75
150,000.01 - 200,000.00	532	92,729,469	12.35	174,304	8.463	85.45	92.2	628	43.45
200,000.01 - 250,000.00	302	67,827,625	9.04	224,595	8.276	83.97	92.19	636	43.8
250,000.01 - 300,000.00	190	51,891,191	6.91	273,112	8.21	85.15	93.21	640	45.62
300,000.01 - 350,000.00	127	41,252,646	5.5	324,824	7.853	81.48	91.63	647	43.69
350,000.01 - 400,000.00	103	38,518,120	5.13	373,962	7.973	83.92	93.78	645	46.57
400,000.01 - 450,000.00	104	44,263,043	5.9	425,606	7.806	80.89	90.76	665	44.43
450,000.01 - 500,000.00	87	41,439,744	5.52	476,319	7.689	80.94	91.14	669	44.25
500,000.01 - 550,000.00	85	44,678,185	5.95	525,626	7.72	83.15	92.38	662	42.95
550,000.01 - 600,000.00	64	36,778,630	4.9	574,666	7.595	83	94.57	670	42.19
600,000.01 - 650,000.00	31	19,336,354	2.58	623,753	7.71	82.91	95	652	42.92
650,000.01 - 700,000.00	25	16,932,655	2.26	677,306	7.439	82.94	96.2	668	45.97
700,000.01 - 750,000.00	19	13,746,805	1.83	723,516	7.62	80.44	91.7	670	40.27
750,000.01 - 800,000.00	19	14,838,943	1.98	780,997	7.799	82.94	94.56	661	38.62
800,000.01 - 850,000.00	7	5,814,011	0.77	830,573	7.223	80.17	92.04	693	32.95
850,000.01 - 900,000.00	10	8,726,082	1.16	872,608	7.385	77.35	90.04	696	42.48
900,000.01 - 950,000.00	6	5,573,750	0.74	928,958	8.058	81.57	92.72	675	43.16
950,000.01 - 1,000,000.00	9	8,828,885	1.18	980,987	7.317	78.1	97.34	694	49.81
1,000,000.01 >=	23	26,267,029	3.5	1,142,045	7.051	75.75	88.1	689	40.46
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Average Cut-off Date Principal Balance ($): 206,344.17
Minimum Cut-off Date Principal Balance ($): 18,503.04
Maximum Cut-off Date Principal Balance ($): 1,477,506.11
Standard Deviation Cut-off Date Principal Balance ($): 182,517.54

5. Range of Original Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	228	9,483,357	1.26	41,594	9.477	90.03	92.13	619	35.5
50,000.01 - 100,000.00	947	71,260,961	9.49	75,249	9.035	88.56	94.07	618	40.22
100,000.01 - 150,000.00	719	90,342,676	12.03	125,650	8.569	85.66	92.82	621	41.74
150,000.01 - 200,000.00	533	92,879,404	12.37	174,258	8.464	85.46	92.21	628	43.45
200,000.01 - 250,000.00	302	67,827,625	9.04	224,595	8.276	83.97	92.19	636	43.8
250,000.01 - 300,000.00	189	51,592,535	6.87	272,976	8.217	85.18	93.17	640	45.59
300,000.01 - 350,000.00	128	41,551,302	5.54	324,620	7.847	81.47	91.69	646	43.75
350,000.01 - 400,000.00	103	38,518,120	5.13	373,962	7.973	83.92	93.78	645	46.57
400,000.01 - 450,000.00	104	44,263,043	5.9	425,606	7.806	80.89	90.76	665	44.43
450,000.01 - 500,000.00	87	41,439,744	5.52	476,319	7.689	80.94	91.14	669	44.25
500,000.01 - 550,000.00	85	44,678,185	5.95	525,626	7.72	83.15	92.38	662	42.95
550,000.01 - 600,000.00	64	36,778,630	4.9	574,666	7.595	83	94.57	670	42.19
600,000.01 - 650,000.00	31	19,336,354	2.58	623,753	7.71	82.91	95	652	42.92
650,000.01 - 700,000.00	25	16,932,655	2.26	677,306	7.439	82.94	96.2	668	45.97
700,000.01 - 750,000.00	19	13,746,805	1.83	723,516	7.62	80.44	91.7	670	40.27
750,000.01 - 800,000.00	19	14,838,943	1.98	780,997	7.799	82.94	94.56	661	38.62
800,000.01 - 850,000.00	7	5,814,011	0.77	830,573	7.223	80.17	92.04	693	32.95
850,000.01 - 900,000.00	10	8,726,082	1.16	872,608	7.385	77.35	90.04	696	42.48
900,000.01 - 950,000.00	6	5,573,750	0.74	928,958	8.058	81.57	92.72	675	43.16
950,000.01 - 1,000,000.00	9	8,828,885	1.18	980,987	7.317	78.1	97.34	694	49.81
1,000,000.01 >=	23	26,267,029	3.5	1,142,045	7.051	75.75	88.1	689	40.46
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Average Orig Balance ($): 206,473.83
Minimum Orig Balance ($): 18,525.00
Maximum Orig Balance ($): 1,480,000.00
Standard Deviation Orig Balance ($): 182,581.80

6. Range of Stated Remaining Terms (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Stated Remaining Terms (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
171 - 180	47	5,673,687	0.76	120,717	8.225	78.84	78.98	606	35.76
351 - 360	3,591	745,006,412	99.24	207,465	8.122	83.79	92.75	646	43.02
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Weighted Average Remaining Term: 357
Minimum Remaining Term: 177
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 20

7. Stated Original Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Stated Original Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
180	47	5,673,687	0.76	120,717	8.225	78.84	78.98	606	35.76
360	3,591	745,006,412	99.24	207,465	8.122	83.79	92.75	646	43.02
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Weighted Average Original Term: 359
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 20

8. Range of Original LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	8	769,798	0.1	96,225	7.085	23.5	23.5	623	32.66
30.01 - 35.00	4	268,470	0.04	67,117	8.846	31.32	31.32	599	36.15
35.01 - 40.00	8	1,152,707	0.15	144,088	7.058	38.43	38.43	683	39.97
40.01 - 45.00	5	557,041	0.07	111,408	7.853	42.79	42.79	613	37.57
45.01 - 50.00	13	3,225,062	0.43	248,082	7.904	48.05	50.92	620	36.46
50.01 - 55.00	23	4,697,583	0.63	204,243	7.737	52.96	54.32	640	37.04
55.01 - 60.00	26	5,371,369	0.72	206,591	7.687	58.1	59.38	610	42.16
60.01 - 65.00	59	15,804,643	2.11	267,875	7.317	63.3	67.18	638	36.45
65.01 - 70.00	61	17,274,042	2.3	283,181	7.705	68.44	71.07	627	41.56
70.01 - 75.00	76	20,016,908	2.67	263,380	7.859	73.6	75.06	614	40.97
75.01 - 80.00	1,627	411,537,262	54.82	252,942	7.619	79.85	95.68	657	44.26
80.01 - 85.00	188	33,828,508	4.51	179,939	8.688	84.54	84.62	595	42.57
85.01 - 90.00	427	70,011,352	9.33	163,961	8.917	89.73	89.79	616	40.74
90.01 - 95.00	218	40,359,827	5.38	185,137	8.556	94.63	94.63	650	40.8
95.01 - 100.00	883	123,425,082	16.44	139,779	9.31	99.96	99.96	647	42.68
100.01 >=	12	2,380,444	0.32	198,370	8.324	102.91	102.91	682	42.09
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Weighted Average Original LTV (%): 83.75
Minimum Original LTV (%): 7.80
Maximum Original LTV (%): 103.00
Standard Deviation Original LTV (%): 11.22

9. Range of Original Combined LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Combined LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	8	769,798	0.1	96,225	7.085	23.5	23.5	623	32.66
30.01 - 35.00	4	268,470	0.04	67,117	8.846	31.32	31.32	599	36.15
35.01 - 40.00	8	1,152,707	0.15	144,088	7.058	38.43	38.43	683	39.97
40.01 - 45.00	5	557,041	0.07	111,408	7.853	42.79	42.79	613	37.57
45.01 - 50.00	12	2,715,866	0.36	226,322	7.909	48.37	48.37	623	34.29
50.01 - 55.00	22	4,565,733	0.61	207,533	7.744	53	53	640	36.58
55.01 - 60.00	24	5,156,503	0.69	214,854	7.655	58.04	58.04	610	41.89
60.01 - 65.00	55	12,303,768	1.64	223,705	7.442	62.38	63.13	623	37.54
65.01 - 70.00	58	14,818,599	1.97	255,493	7.803	68.4	68.4	625	41.93
70.01 - 75.00	74	19,160,401	2.55	258,924	7.868	73.12	73.77	613	39.86
75.01 - 80.00	326	75,467,215	10.05	231,495	7.797	78.88	79.24	627	39.09
80.01 - 85.00	192	39,101,755	5.21	203,655	8.446	83.13	84.49	602	42.49
85.01 - 90.00	451	81,190,722	10.82	180,024	8.665	87.91	89.69	622	41.42
90.01 - 95.00	273	58,482,218	7.79	214,221	8.162	90.11	94.71	654	42.63
95.01 - 100.00	2,114	432,588,858	57.63	204,630	8.099	85.68	99.93	659	44.53
100.01 >=	12	2,380,444	0.32	198,370	8.324	102.91	102.91	682	42.09
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Weighted Average Original Combined LTV (%): 92.65
Minimum Original Combined LTV (%): 7.80
Maximum Original Combined LTV (%): 103.00
Standard Deviation Original Combined LTV (%): 11.45

10. Range of Gross Margins (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Margins (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
4.500 - 4.749	1	1,160,000	0.19	1,160,000	5.999	80	100	706	41
4.750 - 4.999	1	239,200	0.04	239,200	6.625	80	100	624	54
5.000 - 5.249	567	195,898,418	31.3	345,500	7.185	78.25	93.51	664	44.96
5.250 - 5.499	286	77,567,640	12.39	271,216	7.543	78.21	93.43	655	44.42
5.500 - 5.749	318	75,185,640	12.01	236,433	7.938	80.25	92.03	644	43.84
5.750 - 5.999	296	54,056,575	8.64	182,624	8.295	81.96	92.58	628	42.21
6.000 - 6.249	324	74,849,326	11.96	231,016	8.598	89.36	93.6	642	43.53
6.250 - 6.499	312	53,484,879	8.55	171,426	8.863	90.21	94.29	630	41.27
6.500 - 6.749	251	37,757,261	6.03	150,427	8.993	91.37	94.46	637	41.1
6.750 - 6.999	163	21,727,506	3.47	133,298	9.207	93.78	96.26	637	41.3
7.000 - 7.249	135	18,038,639	2.88	133,620	9.443	97.06	97.33	647	42.69
7.250 - 7.499	73	9,085,852	1.45	124,464	9.452	97.41	97.87	652	39.96
7.500 - 7.749	55	5,256,978	0.84	95,581	9.872	98.35	98.35	648	40.74
7.750 - 7.999	14	1,145,119	0.18	81,794	10.218	99.5	99.5	652	39.48
8.000 - 8.249	3	165,679	0.03	55,226	10.47	100	100	628	45.84
8.250 - 8.499	2	152,646	0.02	76,323	9.915	98.65	98.65	680	46.24
8.500 - 8.749	1	43,563	0.01	43,563	10.25	80	100	779	17
8.750 - 8.999	1	43,943	0.01	43,943	10.125	80	80	647	45
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Margin (%): 5.700
Minimum Margin (%): 4.500
Maximum Margin (%): 8.875
Standard Deviation Margin (%): 0.713

11. Range of Minimum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
5.500 - 5.999	20	9,649,307	1.54	482,465	5.918	75.71	91.56	716	45.75
6.000 - 6.499	47	18,206,602	2.91	387,375	6.273	77.56	94.69	700	47.36
6.500 - 6.999	230	85,026,761	13.59	369,682	6.784	79.06	93.53	677	44.99
7.000 - 7.499	288	95,946,882	15.33	333,149	7.236	79.1	94.31	665	44.24
7.500 - 7.999	434	118,005,082	18.85	271,901	7.736	80.2	93.24	652	44.4
8.000 - 8.499	246	58,664,171	9.37	238,472	8.221	84.28	93.78	653	43.47
8.500 - 8.999	719	130,080,100	20.78	180,918	8.737	86.64	92.85	628	41.74
9.000 - 9.499	362	50,578,335	8.08	139,719	9.192	89.58	94.13	618	41.52
9.500 - 9.999	320	46,103,243	7.37	144,073	9.669	93.14	94.83	616	43.27
10.000 - 10.499	67	7,539,060	1.2	112,523	10.165	95.33	96.23	620	38.32
10.500 - 10.999	46	4,310,731	0.69	93,712	10.702	99.37	99.37	600	39.22
11.000 - 11.499	13	966,547	0.15	74,350	11.133	98.71	100	584	41.02
11.500 - 11.999	10	718,044	0.11	71,804	11.593	99.99	99.99	587	37.87
12.000 - 12.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Minimum Rate (%): 8.033
Minimum Minimum Rate (%): 5.500
Maximum Minimum Rate (%): 12.125
Standard Deviation Minimum Rate (%): 1.050

12. Range of Maximum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
11.500 - 11.999	20	9,649,307	1.54	482,465	5.918	75.71	91.56	716	45.75
12.000 - 12.499	47	18,206,602	2.91	387,375	6.273	77.56	94.69	700	47.36
12.500 - 12.999	230	85,026,761	13.59	369,682	6.784	79.06	93.53	677	44.99
13.000 - 13.499	288	95,946,882	15.33	333,149	7.236	79.1	94.31	665	44.24
13.500 - 13.999	434	118,005,082	18.85	271,901	7.736	80.2	93.24	652	44.4
14.000 - 14.499	246	58,664,171	9.37	238,472	8.221	84.28	93.78	653	43.47
14.500 - 14.999	719	130,080,100	20.78	180,918	8.737	86.64	92.85	628	41.74
15.000 - 15.499	362	50,578,335	8.08	139,719	9.192	89.58	94.13	618	41.52
15.500 - 15.999	320	46,103,243	7.37	144,073	9.669	93.14	94.83	616	43.27
16.000 - 16.499	67	7,539,060	1.2	112,523	10.165	95.33	96.23	620	38.32
16.500 - 16.999	46	4,310,731	0.69	93,712	10.702	99.37	99.37	600	39.22
17.000 - 17.499	13	966,547	0.15	74,350	11.133	98.71	100	584	41.02
17.500 - 17.999	10	718,044	0.11	71,804	11.593	99.99	99.99	587	37.87
18.000 - 18.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Maximum Rate (%): 14.033
Minimum Maximum Rate (%): 11.500
Maximum Maximum Rate (%): 18.125
Standard Deviation Maximum Rate (%): 1.050

13. Initial Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Initial Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	6	3,493,500	0.56	582,250	7.147	80.85	95.37	690	42.83
2	9	2,418,953	0.39	268,773	8.329	95.56	95.56	677	39.43
3	2,788	619,946,410	99.06	222,362	8.037	83.5	93.7	648	43.51
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Initial Cap (%): 2.985
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.108

14. Subsequent Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Subsequent Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Next Rate Adjustment Dates	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Aug-06	1	1,108,000	0.18	1,108,000	7.999	80	89.39	680	40
Sep-06	5	2,385,500	0.38	477,100	6.752	81.25	98.14	695	44.15
Mar-07	9	2,418,953	0.39	268,773	8.329	95.56	95.56	677	39.43
Jan-08	1	41,288	0.01	41,288	8.75	90	90	617	27
Feb-08	162	37,910,165	6.06	234,013	8.093	83.53	93.41	651	41.2
Mar-08	2,100	470,024,851	75.1	223,821	8.046	83.5	93.92	647	43.69
Apr-08	4	901,262	0.14	225,315	8.654	84.4	97.13	664	42.65
Feb-09	43	7,895,174	1.26	183,609	7.819	79.71	87.27	647	40.77
Mar-09	436	90,976,379	14.54	208,661	8.046	84.32	93.88	649	43.68
Feb-11	3	1,250,231	0.2	416,744	6.822	80	91.68	741	41.36
Mar-11	39	10,947,061	1.75	280,694	7.599	79.67	88.16	670	44.24
Total:	2,803	625,858,864	100	223,282	8.033	83.53	93.71	648	43.49
Weighted Average Next Rate Adjustment Date: May 2008
Minimum Next Rate Adjustment Date: August 2006
Maximum Next Rate Adjustment Date: March 2011

16. Geograghic Distribution of Mortgaged Properties

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Geograghic Distribution of Mortgaged Properties	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
California	514	226,346,636	30.15	440,363	7.466	79.4	92.06	667	44.48
Florida	282	65,447,342	8.72	232,083	8.221	82.8	91.86	645	41.57
New York	175	48,573,082	6.47	277,560	7.888	83.91	93.17	658	42.32
Illinois	250	44,983,138	5.99	179,933	8.815	86.28	90.81	631	43.35
Ohio	230	25,675,102	3.42	111,631	9.016	92.14	95.75	622	42.4
Texas	184	24,583,556	3.27	133,606	8.292	83.69	91.57	646	39.82
Michigan	162	21,777,436	2.9	134,429	8.703	88.64	94.36	633	42.84
Maryland	75	20,298,619	2.7	270,648	8.305	82.87	89.25	618	46.11
North Carolina	138	19,904,082	2.65	144,232	8.64	88.76	96.98	629	40.75
New Jersey	71	19,630,515	2.62	276,486	8.474	86.99	90.14	640	42.84
Georgia	123	17,880,961	2.38	145,374	8.552	85.94	95.62	627	43.57
Minnesota	80	17,340,021	2.31	216,750	8.086	84.75	93.45	644	43.18
Indiana	195	17,332,249	2.31	88,883	8.915	91.91	95.55	628	39.46
Nevada	65	17,247,784	2.3	265,351	7.585	79.76	89.81	654	44.5
Washington	58	14,095,715	1.88	243,030	8.038	83.34	94.48	650	44.44
Other	1,036	149,563,861	19.92	144,367	8.466	86	93.24	629	41.89
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

17. Occupancy

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Occupancy	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Primary	3,457	723,116,558	96.33	209,175	8.113	83.87	93.08	644	43.09
Investment	146	20,582,142	2.74	140,974	8.451	80.54	80.79	680	39.9
Second Home	35	6,981,398	0.93	199,469	8.168	81.38	82.71	673	39.14
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

18. Property Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Property Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Single Family	2,751	518,350,248	69.05	188,422	8.205	84.05	92.23	641	42.52
Planned Unit Development	471	133,916,762	17.84	284,324	7.893	82.7	93.64	651	43.78
Condominium	262	57,864,099	7.71	220,855	8.079	83.62	93.5	665	44.16
Two-to-Four Family	154	40,548,989	5.4	263,305	7.893	83.61	93.45	660	44.35
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

19. Loan Purpose

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Loan Purpose	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Purchase	2,466	495,206,660	65.97	200,814	8.027	84.52	97.14	657	43.79
Refinance - Cashout	1,047	232,627,905	30.99	222,185	8.305	82.4	84.04	623	41.66
Refinance - Rate Term	125	22,845,534	3.04	182,764	8.341	80.85	83	627	38.46
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

20. Documentation Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Documentation Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Full Documentation	2,515	470,041,116	62.62	186,895	7.96	82.78	91.87	634	42.97
Stated Documentation	747	195,477,315	26.04	261,683	8.281	84.3	96.34	678	43.47
Limited Documentation	30	8,459,563	1.13	281,985	8.12	75.21	81.49	646	41.65
Alternative Documentation	346	76,702,105	10.22	221,682	8.714	89.24	89.24	632	41.83
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

21. Range of Debt Ratio

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Debt Ratio	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 30.00	521	80,332,528	10.7	154,189	8.239	83.8	88.76	635	21.9
30.01 - 35.00	335	61,544,442	8.2	183,715	8.172	82.69	89.36	639	33.06
35.01 - 40.00	478	93,260,731	12.42	195,106	8.382	84.38	91.27	638	38.25
40.01 - 45.00	657	147,676,187	19.67	224,773	8.149	83.69	92.88	653	43.11
45.01 - 50.00	909	207,382,758	27.63	228,144	8.309	84.97	94.18	650	48.12
50.01 - 55.00	738	160,483,452	21.38	217,457	7.63	82.24	94.46	644	53.26
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Non-zero Weighted Average DTI: 42.97
Minimum DTI: 1.00
Maximum DTI: 55.00
Standard Deviation DTI: 10.35

22. Range of Credit Scores

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Credit Scores	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
540 - 559	170	25,840,668	3.44	152,004	8.921	77.96	78.83	548	41.57
560 - 579	279	41,520,794	5.53	148,820	8.816	80.94	81.34	569	39.9
580 - 599	594	74,442,699	9.92	125,324	9.021	83.81	91.96	589	41.27
600 - 619	663	116,022,062	15.46	174,996	8.36	83.92	90.94	609	43.86
620 - 639	489	95,266,131	12.69	194,818	8.426	87.29	93.42	628	43.44
640 - 659	508	118,323,281	15.76	232,920	8.032	84.36	94.38	649	43.31
660 - 679	334	86,050,569	11.46	257,636	7.776	85	95.55	668	43.82
680 - 699	221	70,419,930	9.38	318,642	7.612	81.8	95.2	689	43.1
700 - 719	165	56,390,908	7.51	341,763	7.292	83.18	96.83	709	43.43
720 - 739	94	28,470,613	3.79	302,879	7.317	82.06	95.18	729	42.71
740 - 759	57	17,665,015	2.35	309,913	7.465	82.32	94.76	749	41.91
760 - 779	37	13,494,594	1.8	364,719	7.519	83.97	95.87	766	43.75
780 - 799	20	4,773,393	0.64	238,670	7.298	81.92	92.98	790	43.6
800 - 819	7	1,999,441	0.27	285,634	6.723	71.22	81.9	805	44.91
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Non-zero Weighted Average FICO: 646
Minimum FICO: 540
Maximum FICO: 817
Standard Deviation FICO: 50

23. Prepayment Penalty Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Prepayment Penalty Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
None	1,019	208,281,558	27.75	204,398	8.527	85.65	92.6	643	42.39
12	164	44,185,532	5.89	269,424	8.359	81.46	90.26	652	42.85
24	1,491	334,723,616	44.59	224,496	7.89	82.82	93.84	649	43.37
36	964	163,489,393	21.78	169,595	8.019	83.86	90.9	641	42.92
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

24. Lien Position

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Lien Position	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1st Lien	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97
Total:	3,638	750,680,099	100	206,344	8.123	83.75	92.65	646	42.97

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. 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HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

HSBC

FFML 2006-FF7

All records

Selection Criteria: All records

1. Summary Statistics (as of the Sample Pool Calculation Date)

2. Product Type

3. Range of Gross Mortgage Rates (%)

4. Range of Cut-off Date Principal Balances ($)

5. Range of Original Principal Balances ($)

6. Range of Stated Remaining Terms (months)

7. Stated Original Term (months)

8. Range of Original LTV Ratios (%)

9. Range of Original Combined LTV Ratios (%)

10. Range of Gross Margins (%)

11. Range of Minimum Mortgage Rates (%)

12. Range of Maximum Mortgage Rates (%)

13. Initial Periodic Cap (%)

14. Subsequent Periodic Cap (%)

15. Next Rate Adjustment Dates

16. Geograghic Distribution of Mortgaged Properties

17. Occupancy

18. Property Type

19. Loan Purpose

20. Documentation Type

21. Range of Debt Ratio

22. Range of Credit Scores

23. Prepayment Penalty Term (months)

24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $1,160,173,352.38
Number of Mortgage Loans: 6,027
Average Principal Balance: $192,495.99
Aggregate Principal Balance (Fixed Rate): $214,381,646.44
Aggregate Principal Balance (Adjustable Rate): $945,791,705.94
% Fixed Rate Mortgages: 18.48%
% Adjustable Rate Mortgages: 81.52%
Weighted Average Current Mortgage Rate: 7.969%
Non-zero Weighted Average Credit Score: 647
Weighted Average Original LTV: 82.49%
Weighted Average Original Combined LTV: 90.34%
Non-zero Weighted Average Debt Ratio: 42.82
Weighted Average Stated Remaining Term: 356
Weighted Average Stated Original Term: 358
Weighted Average Months to Roll: 24
Weighted Average Margin: 5.674%
Weighted Average Initial Rate Cap: 2.988%
Weighted Average Periodic Rate Cap: 1.000%
Weighted Average Maximum Rate: 13.947%
Weighted Average Minimum Rate: 7.947%
% Second Lien: 0.00%
% Silent & Simultaneous Seconds: 40.75%
% California Loans: 26.22%

2. Product Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Product Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
15 Year Fixed	79	8,078,597	0.7	102,261	7.206	69.82	70.17	666	36.38
20 Year Fixed	3	337,715	0.03	112,572	7.227	79.58	79.58	609	37.21
30 Year Fixed	1,082	146,122,764	12.59	135,049	8.036	81.17	82.65	646	39.63
30 Year Fixed 5 Year Interest Only	135	29,632,333	2.55	219,499	8.314	81.62	84.36	624	45.08
15 Year Fixed 5 Year Interest Only	13	3,031,440	0.26	233,188	8.374	81.31	81.31	586	42.95
15/30 Year Fixed (Balloon)	3	290,260	0.03	96,753	8.889	89.7	89.7	617	23.9
30/40 Year Fixed (Balloon)	138	26,888,538	2.32	194,844	8.178	82.19	86.24	633	42.53
ARM 30 Year	1	175,673	0.02	175,673	6.375	80	80	592	49
ARM 5 Year Interest Only	8	3,951,900	0.34	493,988	7.057	80.75	94.12	693	41.88
1/29 ARM	13	3,374,007	0.29	259,539	8.143	91.66	91.66	668	41
2/28 ARM	1,552	220,688,988	19.02	142,197	8.421	85.2	88.18	626	40.48
2/28 ARM 5 Year Interest Only	1,207	346,870,217	29.9	287,382	7.705	81.18	94.56	666	44.96
3/27 ARM	421	66,021,330	5.69	156,820	8.405	87.07	89.78	633	41.16
3/27 ARM 5 Year Interest Only	325	79,059,651	6.81	243,260	7.587	80.77	93.06	666	44.13
5/25 ARM	21	4,197,843	0.36	199,897	7.68	81.43	83.5	667	41.09
5/25 ARM 10 Year Interest Only	33	9,549,579	0.82	289,381	7.07	77.1	87.24	695	44.77
30/40 Year ARM 2/28 (Balloon)	969	206,700,497	17.82	213,313	7.899	82.72	92.6	639	43.99
30/40 Year ARM 5/25 (Balloon)	24	5,202,021	0.45	216,751	8.001	83.09	92.62	651	43.7
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

3. Range of Gross Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
4.500 - 4.999	2	359,009	0.03	179,504	4.999	58.63	58.63	754	34.15
5.000 - 5.499	13	2,189,611	0.19	168,432	5.294	58.12	58.12	738	29.82
5.500 - 5.999	73	21,028,214	1.81	288,058	5.838	72.21	79.81	714	40.06
6.000 - 6.499	128	37,434,099	3.23	292,454	6.263	75.1	85.5	700	44.03
6.500 - 6.999	504	142,482,306	12.28	282,703	6.782	76.99	88.17	677	43.86
7.000 - 7.499	628	157,781,078	13.6	251,244	7.232	78.77	90.86	663	43.61
7.500 - 7.999	1,270	271,688,603	23.42	213,928	7.746	80.06	89.32	647	43.31
8.000 - 8.499	804	145,665,868	12.56	181,176	8.214	82.89	89.58	638	42.53
8.500 - 8.999	1,322	211,879,715	18.26	160,272	8.702	86.48	92.05	628	41.97
9.000 - 9.499	576	79,831,414	6.88	138,596	9.195	90.21	93.84	621	42.03
9.500 - 9.999	472	64,596,414	5.57	136,857	9.673	93.26	94.69	618	42.65
10.000 - 10.499	125	14,199,713	1.22	113,598	10.174	95.21	95.78	616	39.91
10.500 - 10.999	78	8,876,694	0.77	113,804	10.65	99.15	99.15	615	41
11.000 - 11.499	16	1,085,591	0.09	67,849	11.133	98.85	100	586	41.15
11.500 - 11.999	15	1,011,022	0.09	67,401	11.592	99.99	99.99	587	36.34
12.000 - 12.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Weighted Average Gross Mortgage Rate (%): 7.969
Minimum Gross Mortgage Rate (%): 4.999
Maximum Gross Mortgage Rate (%): 12.125
Standard Deviation Gross Mortgage Rate (%): 1.019

4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Cut-off Date Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	287	11,985,644	1.03	41,762	9.192	86.36	88.51	622	35.77
50,000.01 - 100,000.00	1,458	111,457,075	9.61	76,445	8.621	85.38	90.07	624	40.3
100,000.01 - 150,000.00	1,307	163,684,054	14.11	125,236	8.203	83.18	89.42	629	41.55
150,000.01 - 200,000.00	1,032	180,412,048	15.55	174,818	8.064	82.54	88.49	636	43.13
200,000.01 - 250,000.00	600	134,093,368	11.56	223,489	7.966	81.81	89.11	645	43.1
250,000.01 - 300,000.00	387	105,847,115	9.12	273,507	7.949	83.03	90.45	649	44.81
300,000.01 - 350,000.00	232	75,325,759	6.49	324,680	7.794	82	90.62	655	43.35
350,000.01 - 400,000.00	201	75,261,595	6.49	374,436	7.721	82.26	91.1	655	45.4
400,000.01 - 450,000.00	128	54,209,608	4.67	423,513	7.797	80.8	91.07	669	44.46
450,000.01 - 500,000.00	94	44,820,579	3.86	476,815	7.683	81.03	91.1	670	44.35
500,000.01 - 550,000.00	88	46,233,362	3.99	525,379	7.702	82.87	92.21	663	42.91
550,000.01 - 600,000.00	64	36,778,630	3.17	574,666	7.595	83	94.57	670	42.19
600,000.01 - 650,000.00	31	19,336,354	1.67	623,753	7.71	82.91	95	652	42.92
650,000.01 - 700,000.00	25	16,932,655	1.46	677,306	7.439	82.94	96.2	668	45.97
700,000.01 - 750,000.00	19	13,746,805	1.18	723,516	7.62	80.44	91.7	670	40.27
750,000.01 - 800,000.00	19	14,838,943	1.28	780,997	7.799	82.94	94.56	661	38.62
800,000.01 - 850,000.00	7	5,814,011	0.5	830,573	7.223	80.17	92.04	693	32.95
850,000.01 - 900,000.00	10	8,726,082	0.75	872,608	7.385	77.35	90.04	696	42.48
900,000.01 - 950,000.00	6	5,573,750	0.48	928,958	8.058	81.57	92.72	675	43.16
950,000.01 - 1,000,000.00	9	8,828,885	0.76	980,987	7.317	78.1	97.34	694	49.81
1,000,000.01 >=	23	26,267,029	2.26	1,142,045	7.051	75.75	88.1	689	40.46
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Average Cut-off Date Principal Balance ($): 192,495.99
Minimum Cut-off Date Principal Balance ($): 11,134.96
Maximum Cut-off Date Principal Balance ($): 1,477,506.11
Standard Deviation Cut-off Date Principal Balance ($): 153,450.20

5. Range of Original Principal Balances ($)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Principal Balances ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 50,000.00	286	11,935,663	1.03	41,733	9.198	86.43	88.59	622	35.82
50,000.01 - 100,000.00	1,459	111,507,056	9.61	76,427	8.62	85.37	90.06	624	40.29
100,000.01 - 150,000.00	1,305	163,384,250	14.08	125,199	8.203	83.16	89.41	629	41.55
150,000.01 - 200,000.00	1,034	180,711,853	15.58	174,770	8.064	82.56	88.5	636	43.13
200,000.01 - 250,000.00	600	134,093,368	11.56	223,489	7.966	81.81	89.11	645	43.1
250,000.01 - 300,000.00	386	105,548,460	9.1	273,442	7.952	83.04	90.43	649	44.79
300,000.01 - 350,000.00	233	75,624,415	6.52	324,568	7.79	81.99	90.66	655	43.38
350,000.01 - 400,000.00	201	75,261,595	6.49	374,436	7.721	82.26	91.1	655	45.4
400,000.01 - 450,000.00	128	54,209,608	4.67	423,513	7.797	80.8	91.07	669	44.46
450,000.01 - 500,000.00	94	44,820,579	3.86	476,815	7.683	81.03	91.1	670	44.35
500,000.01 - 550,000.00	88	46,233,362	3.99	525,379	7.702	82.87	92.21	663	42.91
550,000.01 - 600,000.00	64	36,778,630	3.17	574,666	7.595	83	94.57	670	42.19
600,000.01 - 650,000.00	31	19,336,354	1.67	623,753	7.71	82.91	95	652	42.92
650,000.01 - 700,000.00	25	16,932,655	1.46	677,306	7.439	82.94	96.2	668	45.97
700,000.01 - 750,000.00	19	13,746,805	1.18	723,516	7.62	80.44	91.7	670	40.27
750,000.01 - 800,000.00	19	14,838,943	1.28	780,997	7.799	82.94	94.56	661	38.62
800,000.01 - 850,000.00	7	5,814,011	0.5	830,573	7.223	80.17	92.04	693	32.95
850,000.01 - 900,000.00	10	8,726,082	0.75	872,608	7.385	77.35	90.04	696	42.48
900,000.01 - 950,000.00	6	5,573,750	0.48	928,958	8.058	81.57	92.72	675	43.16
950,000.01 - 1,000,000.00	9	8,828,885	0.76	980,987	7.317	78.1	97.34	694	49.81
1,000,000.01 >=	23	26,267,029	2.26	1,142,045	7.051	75.75	88.1	689	40.46
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Average Orig Balance ($): 192,649.28
Minimum Orig Balance ($): 11,200.00
Maximum Orig Balance ($): 1,480,000.00
Standard Deviation Orig Balance ($): 153,504.90

6. Range of Stated Remaining Terms (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Stated Remaining Terms (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
171 - 180	95	11,400,297	0.98	120,003	7.559	73.38	73.63	643	37.81
231 - 240	3	337,715	0.03	112,572	7.227	79.58	79.58	609	37.21
351 - 360	5,929	1,148,435,340	98.99	193,698	7.973	82.58	90.51	647	42.87
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Weighted Average Remaining Term: 356
Minimum Remaining Term: 177
Maximum Remaining Term: 359
Standard Deviation Remaining Term: 23

7. Stated Original Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Stated Original Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
180	95	11,400,297	0.98	120,003	7.559	73.38	73.63	643	37.81
240	3	337,715	0.03	112,572	7.227	79.58	79.58	609	37.21
360	5,929	1,148,435,340	98.99	193,698	7.973	82.58	90.51	647	42.87
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Weighted Average Original Term: 358
Minimum Original Term: 180
Maximum Original Term: 360
Standard Deviation Original Term: 23

8. Range of Original LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	18	1,598,540	0.14	88,808	7.116	23.59	23.59	646	34.95
30.01 - 35.00	14	1,692,923	0.15	120,923	7.643	32.49	32.49	676	38.18
35.01 - 40.00	25	3,125,099	0.27	125,004	7.219	37.63	37.63	650	33.81
40.01 - 45.00	22	2,721,194	0.23	123,691	7.138	42.48	42.48	656	34.97
45.01 - 50.00	50	9,168,931	0.79	183,379	7.536	47.86	48.87	622	38.54
50.01 - 55.00	67	11,194,293	0.96	167,079	7.234	52.95	53.52	648	37.96
55.01 - 60.00	86	15,089,010	1.3	175,454	7.546	57.82	58.27	624	40.91
60.01 - 65.00	135	27,962,293	2.41	207,128	7.255	63.31	65.5	637	37.48
65.01 - 70.00	160	34,174,532	2.95	213,591	7.476	68.33	69.84	626	41.8
70.01 - 75.00	205	41,637,985	3.59	203,112	7.662	73.51	74.4	621	41.21
75.01 - 80.00	2,786	621,498,457	53.57	223,079	7.611	79.8	94.17	656	44
80.01 - 85.00	329	57,683,911	4.97	175,331	8.356	84.45	84.5	606	42.6
85.01 - 90.00	622	102,167,124	8.81	164,256	8.64	89.67	89.71	624	41.51
90.01 - 95.00	385	68,768,633	5.93	178,620	8.333	94.59	94.59	655	41.14
95.01 - 100.00	1,111	159,309,986	13.73	143,393	9.102	99.95	99.95	655	42.65
100.01 >=	12	2,380,444	0.21	198,370	8.324	102.91	102.91	682	42.09
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Weighted Average Original LTV (%): 82.49
Minimum Original LTV (%): 7.80
Maximum Original LTV (%): 103.00
Standard Deviation Original LTV (%): 12.29

9. Range of Original Combined LTV Ratios (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Original Combined LTV Ratios (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
<= 30.00	18	1,598,540	0.14	88,808	7.116	23.59	23.59	646	34.95
30.01 - 35.00	14	1,692,923	0.15	120,923	7.643	32.49	32.49	676	38.18
35.01 - 40.00	25	3,125,099	0.27	125,004	7.219	37.63	37.63	650	33.81
40.01 - 45.00	22	2,721,194	0.23	123,691	7.138	42.48	42.48	656	34.97
45.01 - 50.00	49	8,659,735	0.75	176,729	7.516	47.95	47.95	623	37.98
50.01 - 55.00	66	11,062,443	0.95	167,613	7.231	52.96	52.96	648	37.78
55.01 - 60.00	84	14,874,144	1.28	177,073	7.533	57.79	57.79	625	40.8
60.01 - 65.00	131	24,461,418	2.11	186,728	7.308	62.84	63.22	629	38.17
65.01 - 70.00	156	31,470,753	2.71	201,736	7.504	68.29	68.29	625	41.91
70.01 - 75.00	201	40,231,373	3.47	200,156	7.655	73.28	73.59	621	40.64
75.01 - 80.00	852	161,223,656	13.9	189,230	7.634	79.11	79.28	630	40.21
80.01 - 85.00	334	63,314,337	5.46	189,564	8.23	83.57	84.42	610	42.6
85.01 - 90.00	663	117,669,921	10.14	177,481	8.453	88.03	89.64	629	42.06
90.01 - 95.00	461	90,650,699	7.81	196,639	8.098	91.04	94.64	656	42.47
95.01 - 100.00	2,939	585,036,675	50.43	199,060	8.031	85.42	99.94	663	44.5
100.01 >=	12	2,380,444	0.21	198,370	8.324	102.91	102.91	682	42.09
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Weighted Average Original Combined LTV (%): 90.34
Minimum Original Combined LTV (%): 7.80
Maximum Original Combined LTV (%): 103.00
Standard Deviation Original Combined LTV (%): 13.81

10. Range of Gross Margins (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Gross Margins (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
3.000 - 3.249	1	77,300	0.01	77,300	6.5	51.19	51.19	744	34
4.500 - 4.749	3	1,687,673	0.18	562,558	6.09	80	93.75	699	40.79
4.750 - 4.999	1	239,200	0.03	239,200	6.625	80	100	624	54
5.000 - 5.249	972	283,713,137	30	291,886	7.226	77.7	91.66	662	44.6
5.250 - 5.499	516	120,908,725	12.78	234,319	7.588	77.96	91.98	652	44.07
5.500 - 5.749	672	138,082,603	14.6	205,480	7.845	79.99	89.58	641	43.38
5.750 - 5.999	505	87,795,575	9.28	173,853	8.149	81.17	89.8	630	42.2
6.000 - 6.249	563	114,650,166	12.12	203,642	8.421	89.03	92.86	646	43.4
6.250 - 6.499	470	78,679,397	8.32	167,403	8.694	90.14	93.71	637	41.51
6.500 - 6.749	345	52,687,443	5.57	152,717	8.811	91.02	93.82	644	41.04
6.750 - 6.999	209	28,235,849	2.99	135,100	9.017	94.01	96.01	646	41.28
7.000 - 7.249	159	21,797,623	2.3	137,092	9.323	96.8	97.17	654	43.02
7.250 - 7.499	80	10,050,990	1.06	125,637	9.411	97.33	97.74	657	40.28
7.500 - 7.749	57	5,635,076	0.6	98,861	9.877	98.34	98.34	649	40.63
7.750 - 7.999	14	1,145,119	0.12	81,794	10.218	99.5	99.5	652	39.48
8.000 - 8.249	3	165,679	0.02	55,226	10.47	100	100	628	45.84
8.250 - 8.499	2	152,646	0.02	76,323	9.915	98.65	98.65	680	46.24
8.500 - 8.749	1	43,563	0	43,563	10.25	80	100	779	17
8.750 - 8.999	1	43,943	0	43,943	10.125	80	80	647	45
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Margin (%): 5.674
Minimum Margin (%): 3.000
Maximum Margin (%): 8.875
Standard Deviation Margin (%): 0.662

11. Range of Minimum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
4.500 - 4.999	1	174,900	0.02	174,900	4.999	46.67	46.67	738	28
5.000 - 5.499	1	281,117	0.03	281,117	5.375	70	70	692	50
5.500 - 5.999	26	11,170,176	1.18	429,622	5.912	75.69	89.68	710	46.11
6.000 - 6.499	78	24,861,994	2.63	318,744	6.275	77.07	92.34	698	46.78
6.500 - 6.999	389	118,271,847	12.51	304,041	6.781	78.14	91.05	677	44.51
7.000 - 7.499	533	142,316,596	15.05	267,010	7.229	79.1	92.25	664	44.04
7.500 - 7.999	1,040	231,697,129	24.5	222,786	7.744	80.36	90.87	650	43.65
8.000 - 8.499	652	124,283,806	13.14	190,619	8.21	83.76	91.25	642	42.65
8.500 - 8.999	1,000	174,496,954	18.45	174,497	8.698	86.74	92.8	630	42.11
9.000 - 9.499	383	55,449,184	5.86	144,776	9.193	89.88	94.47	623	41.71
9.500 - 9.999	331	48,255,759	5.1	145,788	9.669	93.18	94.9	619	43.34
10.000 - 10.499	68	7,889,923	0.83	116,028	10.158	95.54	96.4	622	38.8
10.500 - 10.999	48	4,893,731	0.52	101,953	10.685	98.76	98.76	607	39.67
11.000 - 11.499	13	966,547	0.1	74,350	11.133	98.71	100	584	41.02
11.500 - 11.999	10	718,044	0.08	71,804	11.593	99.99	99.99	587	37.87
12.000 - 12.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Minimum Rate (%): 7.947
Minimum Minimum Rate (%): 4.999
Maximum Minimum Rate (%): 12.125
Standard Deviation Minimum Rate (%): 0.959

12. Range of Maximum Mortgage Rates (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
10.500 - 10.999	1	174,900	0.02	174,900	4.999	46.67	46.67	738	28
11.000 - 11.499	1	281,117	0.03	281,117	5.375	70	70	692	50
11.500 - 11.999	26	11,170,176	1.18	429,622	5.912	75.69	89.68	710	46.11
12.000 - 12.499	78	24,861,994	2.63	318,744	6.275	77.07	92.34	698	46.78
12.500 - 12.999	389	118,271,847	12.51	304,041	6.781	78.14	91.05	677	44.51
13.000 - 13.499	533	142,316,596	15.05	267,010	7.229	79.1	92.25	664	44.04
13.500 - 13.999	1,040	231,697,129	24.5	222,786	7.744	80.36	90.87	650	43.65
14.000 - 14.499	652	124,283,806	13.14	190,619	8.21	83.76	91.25	642	42.65
14.500 - 14.999	1,000	174,496,954	18.45	174,497	8.698	86.74	92.8	630	42.11
15.000 - 15.499	383	55,449,184	5.86	144,776	9.193	89.88	94.47	623	41.71
15.500 - 15.999	331	48,255,759	5.1	145,788	9.669	93.18	94.9	619	43.34
16.000 - 16.499	68	7,889,923	0.83	116,028	10.158	95.54	96.4	622	38.8
16.500 - 16.999	48	4,893,731	0.52	101,953	10.685	98.76	98.76	607	39.67
17.000 - 17.499	13	966,547	0.1	74,350	11.133	98.71	100	584	41.02
17.500 - 17.999	10	718,044	0.08	71,804	11.593	99.99	99.99	587	37.87
18.000 - 18.499	1	64,000	0.01	64,000	12.125	100	100	580	48
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Maximum Rate (%): 13.947
Minimum Maximum Rate (%): 10.999
Maximum Maximum Rate (%): 18.125
Standard Deviation Maximum Rate (%): 0.959

13. Initial Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Initial Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	9	4,127,573	0.44	458,619	7.028	80.72	93.52	689	42.18
2	13	3,374,007	0.36	259,539	8.143	91.66	91.66	668	41
3	4,552	938,290,126	99.21	206,127	7.95	82.81	92.03	649	43.33
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Initial Cap (%): 2.988
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 3.000
Standard Deviation Initial Cap (%): 0.103

14. Subsequent Periodic Cap (%)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Subsequent Periodic Cap (%)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Subsequent Periodic Cap (%): 1.000
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 1.000
Standard Deviation Subsequent Periodic Cap (%): 0.000

15. Next Rate Adjustment Dates

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Next Rate Adjustment Dates	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Aug-06	1	1,108,000	0.12	1,108,000	7.999	80	89.39	680	40
Sep-06	8	3,019,573	0.32	377,447	6.671	80.99	95.04	692	42.98
Mar-07	13	3,374,007	0.36	259,539	8.143	91.66	91.66	668	41
Jan-08	1	41,288	0	41,288	8.75	90	90	617	27
Feb-08	257	55,235,020	5.84	214,922	7.979	82.53	91.83	651	41.48
Mar-08	3,464	717,895,170	75.9	207,245	7.958	82.75	92.25	647	43.58
Apr-08	6	1,088,224	0.12	181,371	8.635	83.81	94.35	657	41.22
Feb-09	62	10,664,530	1.13	172,009	7.826	80.77	87.79	649	40.36
Mar-09	683	134,224,551	14.19	196,522	7.971	83.87	91.86	651	43
Apr-09	1	191,900	0.02	191,900	6.75	79.99	99.98	731	25
Feb-11	6	1,585,838	0.17	264,306	7.065	82.32	91.53	726	42.01
Mar-11	72	17,363,605	1.84	241,161	7.497	79.46	87.56	672	43.81
Total:	4,574	945,791,706	100	206,776	7.947	82.84	92.04	649	43.31
Weighted Average Next Rate Adjustment Date: May 2008
Minimum Next Rate Adjustment Date: August 2006
Maximum Next Rate Adjustment Date: March 2011

16. Geograghic Distribution of Mortgaged Properties

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Geograghic Distribution of Mortgaged Properties	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
California	801	304,155,985	26.22	379,720	7.442	78.34	90.19	668	44.28
Florida	522	108,777,668	9.38	208,386	8.021	80.56	88.55	647	42.21
Illinois	432	77,528,012	6.68	179,463	8.437	84.85	89.03	634	43.05
New York	269	70,720,531	6.1	262,902	7.816	82.68	90.91	657	41.94
Texas	351	43,975,240	3.79	125,286	8.046	82.46	88.45	642	40.8
Ohio	347	39,305,775	3.39	113,273	8.676	90.56	93.87	628	42.03
Michigan	282	37,192,635	3.21	131,889	8.376	87.7	92.75	637	43.04
New Jersey	134	34,156,974	2.94	254,903	8.169	84.52	87.46	643	43.42
Maryland	125	30,913,928	2.66	247,311	8.03	81.59	87.66	629	44.69
Nevada	130	30,728,602	2.65	236,374	7.569	79	88.49	655	43.62
Minnesota	148	30,113,878	2.6	203,472	7.901	84.82	92.21	647	42.99
Georgia	201	29,571,283	2.55	147,121	8.282	85.06	93.15	636	42.76
North Carolina	207	29,122,207	2.51	140,687	8.382	87.24	94.44	639	41.62
Arizona	132	26,194,889	2.26	198,446	7.818	78.88	83.94	627	42
Indiana	277	26,060,329	2.25	94,081	8.622	90.14	93.13	632	39.67
Other	1,669	241,655,416	20.83	144,791	8.193	84.3	91.29	637	42.04
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

17. Occupancy

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Occupancy	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Primary	5,728	1,116,879,585	96.27	194,986	7.961	82.57	90.72	646	42.92
Investment	246	32,600,133	2.81	132,521	8.217	79.75	80.03	682	40.26
Second Home	53	10,693,635	0.92	201,767	8.087	81.59	82.46	674	40.74
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

18. Property Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Property Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Single Family	4,553	812,138,249	70	178,374	8.009	82.61	89.72	643	42.41
Planned Unit Development	778	192,015,079	16.55	246,806	7.854	82.21	91.98	652	43.58
Condominium	426	87,562,161	7.55	205,545	7.978	82.59	92.93	665	44.25
Two-to-Four Family	269	68,348,921	5.89	254,085	7.802	81.63	89.78	659	43.74
Modular Homes	1	108,944	0.01	108,944	8.375	78.02	78.02	562	31
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

19. Loan Purpose

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Loan Purpose	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Purchase	3,406	664,870,460	57.31	195,206	7.977	84.25	97.03	660	43.83
Refinance - Cashout	2,312	444,724,042	38.33	192,355	7.974	80.18	81.41	629	41.66
Refinance - Rate Term	309	50,578,851	4.36	163,686	7.817	79.57	80.89	638	39.77
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

20. Documentation Type

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Documentation Type	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
Full Documentation	3,997	696,154,085	60	174,169	7.823	81.5	88.93	635	42.8
Stated Documentation	1,251	306,602,424	26.43	245,086	8.152	83.26	95.92	680	43.49
Limited Documentation	44	10,980,131	0.95	249,548	8.078	75.89	80.73	640	41.72
Alternative Documentation	735	146,436,712	12.62	199,234	8.269	86.06	86.09	640	41.6
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

21. Range of Debt Ratio

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Debt Ratio	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
0.01 - 30.00	798	118,518,074	10.22	148,519	8.027	81.36	85.28	638	23.28
30.01 - 35.00	634	108,783,052	9.38	171,582	7.955	80.88	85.88	643	33.17
35.01 - 40.00	812	149,136,135	12.85	183,665	8.104	82.74	88.7	643	38.21
40.01 - 45.00	1,154	233,922,485	20.16	202,706	7.998	82.63	91.08	655	43.11
45.01 - 50.00	1,601	340,491,818	29.35	212,674	8.086	83.52	92.46	652	48.12
50.01 - 55.00	1,028	209,321,788	18.04	203,620	7.624	81.95	92.42	642	53.24
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Non-zero Weighted Average DTI: 42.82
Minimum DTI: 1.00
Maximum DTI: 55.00
Standard Deviation DTI: 9.61

22. Range of Credit Scores

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Range of Credit Scores	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
540 - 559	254	37,983,340	3.27	149,541	8.666	75.3	75.89	549	41.7
560 - 579	473	71,954,386	6.2	152,123	8.447	78.3	78.63	570	40.71
580 - 599	814	107,145,229	9.24	131,628	8.697	81.61	88.67	589	41.52
600 - 619	954	158,271,928	13.64	165,903	8.232	82.53	88.9	609	43.49
620 - 639	748	136,256,767	11.74	182,161	8.223	85.11	90.54	628	43.27
640 - 659	921	193,090,528	16.64	209,653	7.956	83.69	92.34	649	43.02
660 - 679	672	146,326,558	12.61	217,748	7.724	84.59	93.81	668	43.44
680 - 699	440	112,372,450	9.69	255,392	7.571	81.9	93.47	689	43.23
700 - 719	324	87,915,229	7.58	271,343	7.273	82.32	94.13	709	43.29
720 - 739	173	45,094,824	3.89	260,664	7.309	80.3	92.3	729	42.68
740 - 759	125	31,460,977	2.71	251,688	7.356	82.07	93.07	748	42.01
760 - 779	81	21,737,424	1.87	268,363	7.412	83.4	94.21	767	42.76
780 - 799	36	7,807,999	0.67	216,889	7.188	79.26	86.75	790	40.89
800 - 819	10	2,486,650	0.21	248,665	6.658	69.97	78.56	805	41.87
>= 820	2	269,063	0.02	134,532	5.979	51.91	51.91	821	41.88
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Non-zero Weighted Average FICO: 647
Minimum FICO: 540
Maximum FICO: 821
Standard Deviation FICO: 52

23. Prepayment Penalty Term (months)

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Prepayment Penalty Term (months)	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
None	1,635	315,428,626	27.19	192,923	8.28	84.17	90.28	646	42.27
12	249	61,578,999	5.31	247,305	8.225	79.8	87.82	653	42.41
24	2,474	512,304,756	44.16	207,075	7.836	82.04	92.13	648	43.35
36	1,669	270,860,972	23.35	162,289	7.799	81.98	87.58	646	42.57
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

24. Lien Position

			% of Mortgage Pool by
		Aggregate	Aggregate
		Sample Pool	Sample Pool	Avg. Sample Pool	Weighted
	Number of	Calculation Date	Calculation Date	Calculation Date	Average Gross	Weighted Average	Weighted Average	Weighted Average	Weighted Average
Lien Position	Mortgage Loans	Principal Balance ($)	Principal Balance	Principal Balance ($)	Interest Rate (%)	Original LTV (%)	Original Combined LTV (%)	FICO Score	Debt Ratio
1st Lien	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82
Total:	6,027	1,160,173,352	100	192,496	7.969	82.49	90.34	647	42.82

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